EXHIBIT 99.(f)(1)

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                 SCHEDULE 13E-4

                          ISSUER TENDER OFFER STATEMENT
      (PURSUANT TO SECTION 13(e)(1) OF THE SECURITIES EXCHANGE ACT OF 1934)

                            TRI-COUNTY BANCORP, INC.
                            ------------------------
                                (Name of Issuer)

                            TRI-COUNTY BANCORP, INC.
                            ------------------------
                        (Name of Person Filing Statement)

                     Common Stock, Par Value $0.10 per Share
                     ---------------------------------------
                         (Title of Class of Securities)

                                   895452 10 0
                      -------------------------------------
                      (CUSIP Number of Class of Securities)

                                Robert L. Savage
                      President and Chief Executive Officer
                            Tri-County Bancorp, Inc.
                                2201 Main Street
                            Torrington, Wyoming 82240
                                 (307) 532-2111

                                 With Copies to:

                            Gregory A. Gehlmann, Esq.
                      Malizia, Spidi, Sloane & Fisch, P.C.
                               One Franklin Square
                               1301 K Street, N.W.
                                 Suite 700 East
                              Washington, DC 20005
                                 (202) 434-4674
                       -----------------------------------
                       (Name, Address and Telephone Number
           of Persons Authorized to Receive Notices and Communications
                     on Behalf of Persons Filing Statement)

                                October 20, 1998
--------------------------------------------------------------------------------
     (Date Tender Offer First Published, Sent or Given to Security Holders)



                            CALCULATION OF FILING FEE
================================================================================
                                                              Amount of
Transaction Valuation*                                       Filing Fee
================================================================================
$4,382,000                                                     $876.40
================================================================================
* For purposes of calculating fee only. Based on the Offer for 313,000 shares at the maximum tender offer price per share of $14.00.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:  N/A                         Filing Party:  N/A
Form or Registration No.:  N/A                       Date Filed:  N/A


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      This Issuer Tender Offer Statement (the "Statement") relates to the tender offer by Tri-County Bancorp, Inc., a Wyoming corporation (the "Company"), to purchase up to 313,000 shares of common stock, par value $0.10 per share (the "Shares"), at prices not greater than $14.00 nor less than $11.00 per Share upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 23, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (which are herein collectively referred to as the "Offer"). The Offer is being made to all holders of Shares, including officers, directors and affiliates of the Company.

Item 1.      Security and Issuer.

      (a) The name of the issuer is Tri-County Bancorp, Inc., a Wyoming corporation. The address of its principal executive office is 2201 Main Street, Torrington, Wyoming 82240.

      (b) The classes of securities to which this Statement relates are the Shares. The information set forth in "Introduction" in the Offer to Purchase is incorporated herein by reference.

      (c) The information set forth in "Introduction" and "The Offer -- Price Range of Shares; Dividends" in the Offer to Purchase is incorporated herein by reference.

      (d) This statement is being filed by the Issuer.

Item 2.      Source and Amount of Funds or Other Consideration.

      (a)-(b) The information set forth in "The Offer -- Source and Amount of Funds" in the Offer to Purchase is incorporated herein by reference.

Item 3.      Purpose of the Tender Offer and Plans or Proposals of the Issuer.

      (a)-(j) The information set forth in "Introduction", "Special Factors -- Background of the Offer" and "-- Purposes of and Reasons for the Offer," and "The Offer -- Number of Shares; Proration", and "-- Effects of the Offer on the Market for Shares; Registration under the Exchange Act" in the Offer to Purchase is incorporated herein by reference.

Item 4.      Interest in Securities of the Issuer.

      The information set forth in "Special Factors -- Interest of Directors and Executive Officers; Transactions and Arrangements Concerning Shares" in the Offer to Purchase is incorporated herein by reference.

Item 5.      Contracts,  Arrangements,  Understandings  or  Relationships   With
             Respect to the  Issuer's Securities.

      The information set forth in "Introduction", "The Offer -- Number of Shares; Proration", "--Effects of the Offer on Market for Shares; Registration under the Exchange Act" "Special Factors -- "Background of the Offer", "-- Purposes of and Reasons for the Offer," and "-- Interest of Directors and Executive Officers; Transactions and Arrangements Concerning Shares" in the Offer to Purchase is incorporated herein by reference.


                                        2

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Item 6.      Persons Retained, Employed or to be Compensated.

      The information set forth in "The Offer -- Fees and Expenses" in the Offer to Purchase is incorporated herein by reference.

Item 7.      Financial Information.

      The information set forth in "Certain Information Concerning the Company -- Selected Consolidated Financial Information" and "--Unaudited Pro Forma Financial Information" and Annex II in the Offer to Purchase is incorporated herein by reference.

Item 8.      Additional Information.

      (a)    Not applicable.

      (b) The information set forth in "Miscellaneous" in the Offer to Purchase is incorporated herein by reference.

      (c) The information set forth in "The Offer -- Effects of the Offer on the Market for Shares; Registration Under the Exchange Act" in the Offer to Purchase is incorporated herein by reference.

      (d) Not applicable.

      (e) The information set forth in the Offer to Purchase and the related Letter of Transmittal, copies of which are attached hereto as Exhibits (a)(1) and (a)(2), respectively, is incorporated herein by reference in their entirety.

Item 9.  Material to be Filed as Exhibits.

      (a)(1)  Form of Offer to Purchase dated October 23, 1998.

      (a)(2)  Form of Letter of Transmittal.*

      (a)(3) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees dated October 23, 1998.

      (a)(4) Form of Letter to Clients from Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees dated October 23, 1998.

      (a)(5)  Form of Notice of Guaranteed Delivery.

      (a)(6) Form of Letter to Stockholders from the Chief Executive Officer of the Company dated October 23, 1998.

      (a)(7) Form of press release issued by the Company dated October 20, 1998.

      (a)(8) Form of Letter to Participants in the Tri-County Federal Savings Bank Employee Stock Ownership Plan dated October 23, 1998.

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      (a)(9)      Form of Question and Answer Brochure dated October 23, 1998.

      (b)         Not applicable.

      (c)         Not applicable.

      (d)         Not applicable.

      (e)         Not applicable.

      (f)         Not applicable.


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*  To be filed by amendment.

                                        4

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                                    SIGNATURE

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.





Dated:  October 20, 1998.





                                   Tri-County Bancorp, Inc.



                           By:     /s/ Robert L. Savage
                                   ---------------------------------------------
                                   Name:   Robert L. Savage
                                   Title:  President and Chief Executive Officer










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                                INDEX OF EXHIBITS

(a)(1) Form of Offer to Purchase dated October 23, 1998.

(a)(2) Form of Letter of Transmittal.*

(a)(3) Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees dated October 23, 1998.

(a)(4) Form of Letter to Clients from Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees dated October 23, 1998.

(a)(5) Form of Notice of Guaranteed Delivery.

(a)(6) Form of Letter to Stockholders from the Chief Executive Officer of the Company dated October 23, 1998.

(a)(7) Form of press release issued by the Company dated October 20, 1998.

(a)(8) Form of Letter to Participants in the Tri-County Federal Savings Bank Employee Stock Ownership Plan dated October 23, 1998.

(a)(9) Form of Question and Answer Brochure dated October 23, 1998.

(b)    Not applicable.

(c)    Not applicable.

(d)    Not applicable.

(e)    Not applicable.

(f)    Not applicable.


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*  To be filed by amendment.